                                                                      Exhibit 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-64713) and related Prospectus of Concord Camera Corp. for the registration of $15,000,000 of 11% Senior Notes Due 2005, Series B, and in the following Registration Statements of our report dated August 20, 1999 with respect to the consolidated financial statements and financial statement schedule listed in the Index in Item 14(a)(2) of Concord Camera Corp., included in its Annual Report (Form 10-K) for the year ended July 3, 1999:

                                     Pertaining to the Concord Camera
Form S-8 No.                         Stock Option Plan for:
------------                         ----------------------

333-80697                            Robert McKay
333-80703                            Klaus Raschke
333-80671                            Wilfried Bittner
333-80679                            Kenneth Heglund
333-80673                            Steve Buescher
333-80685                            Howard R. Herman
333-80713                            Lothar Westerweck
333-80701                            Alex Raschke
333-80695                            Joseph Leonardo
333-80705                            Urs W. Stampfli
333-80677                            Marcio R. Flores DaSilva
333-80709                            David Wand
333-80699                            Tony Porter
333-80715                            Paul Wong
333-19837                            Brian King
333-19843                            Steve Jackel
333-80767                            Scott L. Lampert
333-19841                            Lawrence Pesin
333-80687                            Winston IP
333-80689                            Robert Johnson
33-71452                             Ira B. Lampert
333-80767                            Concord Camera Corp. Incentive Plan
33-74754                             Concord Camera Corp. Incentive Plan
333-57674                            Concord Camera Corp. 1988 Stock Option Plan



                                                     /s/ Ernst & Young LLP
                                                     ---------------------------

Miami, Florida
September 30, 1999